EXHIBIT 4.2

EXECUTION VERSION

OFFICERS’ CERTIFICATE

OF

GENENTECH, INC.

Dated as of July 18, 2005

     The undersigned officers of the Company certify, pursuant to resolutions duly adopted by the Board of Directors of the Company at a meeting duly held on June 10, 2005 (the “Resolutions”), and in accordance with Sections 2.1, 2.2 and 2.3 of the Indenture, dated as of July 18, 2005 (the “Indenture,” capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture), between Genentech, Inc., a Delaware corporation (the “Company”), and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the following matters related to the issuance of the Company’s 4.40% Senior Notes due 2010 (the “2010 Notes”), the Company’s 4.75% Senior Notes due 2015 (the “2015 Notes” and the Company’s 5.25% Senior Notes due 2035 (the “2035 Notes”):

     1. (i) Attached hereto as Annex A is a true and correct copy of a specimen note (the “Form of 2010 Note”) representing the 2010 Notes, (ii) attached hereto as Annex B is a true and correct copy of a specimen note (the “Form of 2015 Note”) representing the 2015 Notes, and (iii) attached hereto as Annex C is a true and correct copy of a specimen note (the “Form of 2035 Note”) representing the 2035 Notes. The Form of 2010 Note, the Form of 2015 Note and the Form of 2035 Note are herein collectively referred to as the “Forms of Notes.” The Forms of Notes set forth certain of the terms required to be set forth in this Certificate pursuant to Section 2.2 of the Indenture, and said terms are incorporated herein by reference. The 2010 Notes, the 2015 Notes and the 2035 Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the “Notes.” The term “Notes” shall also include any exchange notes issued in exchange for the 2010 Notes, the 2015 Notes and the 2035 Notes, respectively, pursuant to the transactions contemplated by that certain Registration Rights Agreement, dated as of July 18, 2005 (the “Registration Rights Agreement”), by and among the Company and the initial purchasers named therein (the “Exchange Securities”).

     2. The title of the 2010 Notes shall be the “4.40% Senior Notes due 2010,” the title of the 2015 Notes shall be the “4.75% Senior Notes due 2015,” and the title of the 2035 Notes shall be the “5.25% Senior Notes due 2035.”

     3. The 2010 Notes shall be issued at the initial offering price of 99.992% of the principal amount, the 2015 Notes shall be issued at the initial offering price of 99.937% of the principal amount, and the 2035 Notes shall be issued at the initial offering price of 99.850% of the principal amount.

     4. The Company will initially issue (i) $500,000,000 aggregate principal amount of 2010 Notes (except for 2010 Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other 2010 Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture), (ii) $1,000,000,000 aggregate principal amount of 2015 Notes (except for 2015 Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other 2015 Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture), and (iii) $500,000,000 aggregate principal amount of 2035 Notes (except for 2035 Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other 2035 Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture). The Company may issue additional 2010 Notes, 2015 Notes and/or 2035 Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

     5. The Notes and the Exchange Securities shall be issued as Global Securities only and will be exchangeable for certificated notes (“Certificated Notes”) only if:

          (a) DTC (x) notifies the Company that it is unwilling or unable to continue as depository for the Global Securities or (y) at any time has ceased to be a clearing agency registered under the Exchange Act and, in either case, the Company fails to appoint a successor depository registered as a clearing agency under the Exchange Act within 90 days of such event;

          (b) the Company, at its option, notifies the Trustee in writing to the effect that the Company elects to cause the issuance of the Certificated Notes; or

          (c) there has occurred and is continuing an Event of Default with respect to the Notes or event which, with notice or lapse of time or both would constitute an Event of Default.

     Certificated Notes delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depository (in accordance with its customary procedures).

     6. The Global Securities and the Certificated Notes will bear the following restrictive legend unless the legend is not required by applicable law, or as set forth in Item 7 below:

          “THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, PLEDGED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, REOFFER, PLEDGE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,

(D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATIONS REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.”

     7. In accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement), the Company will issue, and upon receipt of a written order in accordance with Section 2.3 of the Indenture, the Trustee will authenticate:

          (a) One or more Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Securities tendered into the Exchange Offer pursuant to the terms of the Registration Rights Agreement; and

          (b) Certificated Notes in an aggregate principal amount equal to the principal amount of the Certificated Notes tendered into and accepted in the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

     Such Global Securities and Certificated Notes shall not contain the restrictive legend set forth in Item 6 above. Concurrently with the issuance of such Exchange Securities, the Company will instruct the Trustee to cause the aggregate principal amount of the applicable Global Securities and Certificated Notes to be reduced accordingly.

     8. The Notes shall be denominated in Dollars and payments of principal and interest shall be made in Dollars.

     9. In addition to the covenants set forth in Article IV of the Indenture, the following additional covenants shall apply to the 2010 Notes, the 2015 Notes and the 2035 Notes and shall be incorporated into the Indenture with respect to the 2010 Notes, the 2015 Notes and the 2035 Notes, such additional covenants to be subject to covenant defeasance pursuant to Section 8.4 of the Indenture:

     Section 4.5 LIMITATION ON LIENS.

          (a) The Company shall not, nor shall it permit any of its Subsidiaries to, create or incur any Lien on any of their respective Properties, whether now owned or hereafter acquired, or upon any income or profits therefrom, in order to secure any Indebtedness of the Company, without effectively providing that such series of Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

               (1) Liens existing as of July 18, 2005 (the “Closing Date”);

               (2) Liens granted after the Closing Date on any of the Company or any of its Subsidiaries’ Properties securing Indebtedness of the Company created in favor of the Holders of such series of Notes;

               (3) Liens securing Indebtedness of the Company which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture; provided that those Liens do not extend to or cover any of the Company or any of its Subsidiaries’ Property other than the Property securing the Indebtedness being refinanced and that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced;

               (4) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (1) through (3) directly above, provided that, based on a good faith determination of a Senior Officer of the Company, the Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Property encumbered by the otherwise permitted Lien which is being replaced; and

               (5) Permitted Liens.

          (b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may, without securing any series of Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Exempted Debt does not exceed the greater of (x) 35% of Consolidated Net Worth calculated as of the date of the creation or incurrence of the Lien or (y) 35% of Consolidated Net Worth calculated as of the Closing Date.

     Section 4.6 LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.

          (a) The Company shall not and shall not permit its Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any Property, whether now owned or hereafter acquired, of the Company or any Subsidiary of the Company, unless:

               (1) such transaction was entered into prior to the Closing Date;

               (2) such transaction was for the sale and leasing back of any Property by a Subsidiary of the Company to the Company;

               (3) such transaction involves a lease for less than three years;

               (4) the Company would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing the Notes pursuant to Section 4.5; or

               (5) the Company applies an amount equal to the fair value of the Property sold to the purchase of Property or to the retirement of long-term Indebtedness of the Company or any of its Subsidiaries within 120 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Company may, or may cause any of its Subsidiaries to, deliver debt securities to the Trustee therefor for cancellation, such debt securities to be credited at the cost thereof to the Company.

          (b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may enter into any sale lease-back transaction which would otherwise be subject to the foregoing restrictions if after giving effect thereto and at the time of determination, Exempted Debt does not exceed the greater of (a) 35% of Consolidated Net Worth calculated as of the closing date of the sale-leaseback transaction or (b) 35% of Consolidated Net Worth calculated as of the Closing Date.

     10. Upon their original issuance, Rule 144A Notes shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Such Global Securities (to the extent issued in the form of a Global Note other than the Regulation S Global Note), are collectively herein called the “Restricted Global Note.” The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, including an increase in such aggregate amount in connection with a corresponding decrease in the aggregate principal amount of the Regulation S Global Note, as provided in Item 11 hereof.

     Upon their original issuance, Regulation S Notes (the “Regulation S Global Note”) shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, including a decrease in such aggregate amount in connection with a corresponding increase in the aggregate principal amount of the Restricted Global Note, as provided in Item 11 hereof.

     Beneficial interests in the Regulation S Global Note may only be held through Euroclear and Clearstream until the expiration of the Distribution Compliance Period as provided in Item 11(b)(3).

     11. In addition to the procedures described in Section 2.7 of the Indenture, the following additional terms shall apply to the 2010 Notes, the 2015 Notes and the 2035 Notes that are Regulation S Notes and shall be incorporated into the Indenture with respect to the 2010 Notes, the 2015 Notes and the 2035 Notes:

          (a) Notwithstanding any other provisions of this Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Security of the kinds specified in this Item 11 shall be made only in accordance with this Item 11. Transfers and exchanges subject to this Item 11 shall also be subject to the other provisions of the Indenture that are not inconsistent with this Item 11.

          (b) Unless and until (1) a Regulation S Note is sold under an effective registration statement, or (2) a Regulation S Note is exchanged for an Exchange Security in connection with an effective registration statement, pursuant to the Registration Rights Agreement, the following provisions shall apply:

               (1) Regulation S Global Note to Restricted Global Note. Subject to the third paragraph of Item 10 above, if the holder of a beneficial interest in Regulation S Global Note wishes at any time to transfer such interest to a Person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable (the “Applicable Procedures”), only in accordance with this clause (1) provided that no transfers from a Regulation S Global Note to a Restricted Global Note shall be allowed during the Distribution Compliance Period. Upon receipt by the Trustee, as Note Registrar, of (as applicable) (i) written instructions given in accordance with the Applicable Procedures from any member of, or direct participants in, the Depositary (“Agent Members”) directing the Trustee to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in a Restricted Global Note in a principal amount equal to that of the beneficial interest in a Regulation S Global Note to be so transferred and debited, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (iii) a Restricted Notes Certificate, substantially in the form of Exhibit B hereto (a “Restricted Notes Certificate”) given by the holder of such beneficial interest, the principal amount of such Restricted Global Note shall be increased, and the principal amount of such Regulation S Global Note shall be decreased, by the principal amount of the beneficial interest in the Regulation S Global Note to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Note Registrar, and the Trustee, as Note Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Restricted Global Note having a principal amount equal to the amount so transferred and debit or cause to be debited the Regulation S Global Note.

               (2) Regulation S Global Note to be Held Through Euroclear or Clearstream during Distribution Compliance Period. Beneficial interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof) until the expiration of the Distribution Compliance Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account until the expiration of the Distribution Compliance Period.

     12. In addition to the definitions set forth in Article I of the Indenture, each of the Notes shall include the following additional definitions, which, in the event of a conflict with the definition of terms in the Indenture, shall control:

     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

     “Agent Members” has the meaning specified in Item 11.

     “Applicable Procedures” has the meaning specified in Item 11.

     “Attributable Liens” means in connection with a sale and lease-back transaction the lesser of:

               (1) the fair market value of the assets subject to such transaction; and

               (2) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding debt securities issued under the Indenture (which may include debt securities in addition to the Notes) determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

     “Capital Lease” means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with GAAP.

     “Clearstream” means Clearstream Banking, societé anonyme.

     “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those notes.

     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received or (3) if only one Reference Treasury Dealer Quotation is received, such quotation.

     “Consolidated Net Worth” means, as of any date of determination, the Stockholders’ Equity of the Company and its Consolidated Subsidiaries on that date.

     “Consolidated Subsidiary” means, as of any date of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

     “Credit Facilities” means, one or more debt facilities or commercial paper facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

     “Distribution Compliance Period” means the period of 40 consecutive days commencing on the later of (i) the date the Notes are first issued to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (the Company and Trustee being entitled to rely on written advice from the Initial Purchasers with respect thereto) and (ii) the Closing Date.

     “DTC” means The Depositary Trust Company, a New York Corporation (including its direct and indirect participants).

     “Euroclear” means the Euroclear Clearance System (or any successor securities clearing agency).

     “Exempted Debt” means the sum of the following as of the date of determination:

               (1) Indebtedness of the Company and any of its Subsidiaries incurred after the Closing Date and secured by Liens not permitted by Section 4.5(a) above; and

               (2) Attributable Liens of the Company and any of its Subsidiaries in respect of sale and lease-back transactions entered into after the Closing Date pursuant to Section 4.6(b) above.

     “Governmental Agency” means:

               (1) any foreign, federal, state, county or municipal government, or political subdivision thereof;

               (2) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body;

               (3) any court or administrative tribunal;

               (4) with respect to any Person, any arbitration tribunal or other nongovernmental authority to whose jurisdiction that Person has consented.

     “Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

               (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

               (2) other agreements or arrangements designed to manage interest rates or interest rate risk;

               (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices; and

               (4) other agreements or arrangements designed to protect such Person against fluctuations in equity prices.

     “Indebtedness” of any Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any Property (including pursuant to Capital Leases), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition.

     “Laws” means, collectively, all foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

     “Lien” means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     “Permitted Liens” means:

               (1) Liens securing Indebtedness under Credit Facilities;

               (2) Liens on accounts receivable, merchandise inventory, equipment, and patents, trademarks, trade names and other intangibles, securing Indebtedness of the Company;

               (3) Liens on any assets of the Company, any of its Subsidiaries’ assets, or the assets of any joint venture to which the Company or any of its Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 24 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

               (4) (a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of Property (including shares of stock), including Capital Lease transactions in connection with any such acquisition, and (b) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Company or one of its Subsidiaries of any Person then owning such Property whether or not such existing Liens were given to secure the payment of the purchase price of the Property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 24 months after such acquisition and shall attach solely to the Property acquired or purchased and any improvements then or thereafter placed thereon;

               (5) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (6) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

               (7) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

               (8) Liens on key-man life insurance policies granted to secure Indebtedness of the Company against the cash surrender value thereof;

               (9) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contract, option, futures contracts, futures options, equity hedges or similar agreements or arrangements designed to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies, equities or the price of commodities;

               (10) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Company or any of its Subsidiaries in the ordinary course of business;

               (11) Pre-existing Liens on assets acquired by the Company or any of its Subsidiaries after the Closing Date of the offering of the Notes;

               (12) Liens in favor of the Company or in favor of any of its Subsidiaries;

               (13) inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

               (14) statutory Liens arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

               (15) Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

               (16) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Company or any of its Subsidiaries is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16-2/3% of the annual fixed rentals payable under such lease;

               (17) Liens consisting of deposits of Property to secure statutory obligations of the Company or statutory obligations of any of its Subsidiaries in the ordinary course of its business;

               (18) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Company or any of its Subsidiaries is a party in the ordinary course of its business, but not in excess of $25,000,000;

               (19) purchase money Liens or purchase money security interests upon or in any Property acquired or held by Company or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such Property; and

               (20) Liens on Property subject to escrow or similar arrangements established in connection with litigation settlements.

     “Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

     “Purchase Agreement” means the Purchase Agreement between the Company and the Representatives (as defined therein), dated July 13, 2005, relating to the initial placement of the Notes.

     “Quotation Agent” means the Reference Treasury Dealer appointed by us.

     “Reference Treasury Dealer” means (1) each of Citigroup Global Markets Inc. and Goldman, Sachs & Co. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), we shall substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by us.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that Redemption Date.

     “Regulation S” means Regulation S under the Securities Act.

     “Regulation S Global Note” has the meaning specified in Item 10.

     “Regulation S Notes” means the Notes purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement that were initially purchased pursuant to Regulation S and that are restricted securities within the meaning of Rule 144. Such term includes the Regulation S Global Note.

     “Restricted Global Note” has the meaning specified in Item 11.

     “Restricted Notes Certificate” has the meaning specified in Item 11.

     “Rule 144A Notes” means the Notes purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Notes.

     “Senior Officer” means the Chief Executive Officer, the President, any Vice-President, the Treasurer, the Controller, the Director of Finance and Accounting, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     “Stockholders’ Equity” means, as of any date of determination, stockholders’ equity as of that date determined in accordance with GAAP as reflected on the most recent balance sheet available to the Company in accordance with GAAP; provided that there shall be excluded from Stockholders’ Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

     13. The Depository for the Notes shall be The Depository Trust Company (“DTC”).

     14. Each of the undersigned is authorized to approve the form, terms and conditions of the Notes.

     15. Attached hereto as Exhibit B are true and correct copies of the Resolutions.

     16. Each of the undersigned has read the provisions of the Indenture, including the covenants and conditions precedent, pertaining to the issuance of the Notes.

     17. In connection with this Certificate, each of the undersigned has examined the documents, corporate records and certificates and has made such inquiries of the other officers of the Company, which he has deemed necessary to enable him to express an informed opinion as to whether or not such comments and conditions have been complied with.

     18. In the opinion of each of the undersigned, all of the conditions and covenants related to the issuance of the Notes have been complied with.

     IN WITNESS WHEREOF, the undersigned have executed this Officers’ Certificate as of the date first set forth above.

By:	/s/ David Ebersman

	Name:	David Ebersman
	Title:	Senior Vice President and
Chief Financial Officer

By:	/s/ Thomas T. Thomas

	Name:	Thomas T. Thomas
	Title:	Treasurer

Annex A Form of 4.40% Senior Notes due 2010

[Face of Note]

[GLOBAL LEGEND]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

[TRANSFER RESTRICTED LEGEND]

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, PLEDGED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, REOFFER, PLEDGE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS

TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATIONS REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

CUSIP/CINS __________

4.40% Senior Notes due 2010 (the “Notes”)

No. ___	$____________

GENENTECH, INC.

promises to pay to CEDE & CO. or registered assigns, the principal sum of ____________________ [if this Note is a Global Security, then insert — (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes of this Series, shall not exceed $500,000,000) by adjustments made on the records of the Trustee in accordance with the Indenture)] on July 15, 2010.

Interest Payment Dates:	January 15 and July 15
Record Dates:	January 1 and July 1
Dated:	_____________

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GENENTECH, INC.
By:

Name: Title:
By:

Name: Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
    as Trustee

By:

Authorized Officer

[Back of Note]
4.40% SENIOR NOTES DUE 2010

     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     (1) INTEREST. Genentech, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 4.40% per annum from July 18, 2005 until maturity and shall pay the Registration Default Damages (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 8 of the Registration Rights Agreement referred to below. The Company will pay interest and Registration Default Damages, if any, semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be January 15, 2006; provided further that after July 18, 2005, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. In the event that any Interest Payment Date or Maturity date is not a Business Day, then the payment will be made on the next Business Day without additional interest and with the same effect as if it were made on the originally scheduled date. Interest on the Notes (including Registration Default Damages) shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Registration Default Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 immediately prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Registration Default Damages, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee or its affiliate in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Registration Default Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment will be in the currency of the United States of America.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     (4) INDENTURE. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Officers’ Certificate dated July 18, 2005 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

     (5) OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to (i) the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 10 basis points, plus (ii) accrued interest to the Redemption Date. The Company will set forth the redemption price in an Officers’ Certificate delivered to the Trustee no later than 5:00 p.m., New York City time, on the second Business Day preceding the Redemption Date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

     (6) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

     (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. The Company shall give the notice to the Trustee at least 10 days before the Company mails the notice of redemption to each Holder as described in the Indenture (or such shorter notice as may be acceptable to the Trustee).

     (8) DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

     (9) RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

     (10) FURTHER ISSUES. The Company may, from time to time, without the consent of the Holders of the Notes, issue additional securities having the same ranking and the same interest rate, maturity and other terms as this Note except for the issue price and issue date and, in some cases, the first Interest Payment Date (the “Additional Notes”). Any such Additional Notes will, together with the Notes then outstanding, constitute a single class of Notes under the Indenture. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

     (11) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (12) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     (13) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to evidence the succession of another person to the company and assumption by an such successor of the covenants of the Company of the covenants herein and in the Notes, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that does not adversely affect the rights of any holder of the Notes, including any change to conform the Indenture to the offering memorandum, to provide for the issuance of an establish the form and terms and conditions of any Notes of any series as permitted under the Indenture, to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture necessary to provide for or facilitate the administration of the trusts by more than one trustee, and to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

     (14) DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

     (15) TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

     (16) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     (17) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (18) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     (19) REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration

Rights Agreement, dated as of July 18, 2005, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

     (20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

     (21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080-4990
Attention: Investor Relations

ASSIGNMENT FORM

     To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code.)

And irrevocably appoint                                                                                                                          to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF SECURITIES(1)

Re: 4.40% Senior Notes due 2010 (the “Securities”) of Genentech, Inc.

This certificate relates to $________________ principal amount of Securities owned in (check applicable box)

☐ book-entry or ☐ definitive form by                                                                                   (the “Transferor”).

The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities of the Indenture dated as of July 18, 2005 between Genentech, Inc. and The Bank of New York Trust Company, N.A. (the “Indenture”), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

☐ Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

☐ Such Security is being acquired for the Transferor’s own account, without transfer.

☐ Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

☐ Such Security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer”, in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

☐ Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) (“Rule 144”) under the Securities Act.

☐ Such Security is being transferred inside the United States to an institutional “Accredited Investor” within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

[1]	This certificate should only be included if this Security is a restricted Security.

☐ Such Security is being transferred outside the United States in an offshore transaction (as that term is defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act.

(Insert Name of Transferor)

By:

Date:

Annex B Form of 4.75% Senior Notes due 2015

[Face of Note]

[GLOBAL LEGEND]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

[TRANSFER RESTRICTED LEGEND]

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, PLEDGED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, REOFFER, PLEDGE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS

TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATIONS REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

CUSIP/CINS __________

4.75% Senior Notes due 2015 (the “Notes”)

No. ___	$__________________

GENENTECH, INC.

promises to pay to CEDE & CO. or registered assigns, the principal sum of ____________________ [if this Note is a Global Security, then insert — (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes of this Series, shall not exceed $1,000,000,000) by adjustments made on the records of the Trustee in accordance with the Indenture)] on July 15, 2015.

Interest Payment Dates:	January 15 and July 15
Record Dates:	January 1 and July 1
Dated:	_____________

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GENENTECH, INC.

By:

Name:
Title:
By:

Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
     as Trustee

By:

Authorized Officer

[Back of Note]
4.75% SENIOR NOTES DUE 2015

     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     (1) INTEREST. Genentech, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 4.75% per annum from July 18, 2005 until maturity and shall pay the Registration Default Damages (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 8 of the Registration Rights Agreement referred to below. The Company will pay interest and Registration Default Damages, if any, semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be January 15, 2006; provided further that after July 18, 2005, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. In the event that any Interest Payment Date or Maturity date is not a Business Day, then the payment will be made on the next Business Day without additional interest and with the same effect as if it were made on the originally scheduled date. Interest on the Notes (including Registration Default Damages) shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Registration Default Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 immediately prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Registration Default Damages, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee or its affiliate in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Registration Default Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment will be in the currency of the United States of America.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     (4) INDENTURE. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Officers’ Certificate dated July 18, 2005 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

     (5) OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to (i) the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 15 basis points, plus (ii) accrued interest to the Redemption Date. The Company will set forth the redemption price in an Officers’ Certificate delivered to the Trustee no later than 5:00 p.m., New York City time, on the second Business Day preceding the Redemption Date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

     (6) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

     (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. The Company shall give the notice to the Trustee at least 10 days before the Company mails the notice of redemption to each Holder as described in the Indenture (or such shorter notice as may be acceptable to the Trustee).

     (8) DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

     (9) RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

     (10) FURTHER ISSUES. The Company may, from time to time, without the consent of the Holders of the Notes, issue additional securities having the same ranking and the same interest rate, maturity and other terms as this Note except for the issue price and issue date and, in some cases, the first Interest Payment Date (the “Additional Notes”). Any such Additional Notes will, together with the Notes then outstanding, constitute a single class of Notes under the Indenture. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

     (11) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (12) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     (13) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to evidence the succession of another person to the company and assumption by an such successor of the covenants of the Company of the covenants herein and in the Notes, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that does not adversely affect the rights of any holder of the Notes, including any change to conform the Indenture to the offering memorandum, to provide for the issuance of an establish the form and terms and conditions of any Notes of any series as permitted under the Indenture, to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture necessary to provide for or facilitate the administration of the trusts by more than one trustee, and to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

     (14) DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

     (15) TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

     (16) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     (17) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (18) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     (19) REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration

Rights Agreement, dated as of July 18, 2005, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

     (20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

     (21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080-4990
Attention: Investor Relations

ASSIGNMENT FORM

     To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code.)

And irrevocably appoint                                                                                                                          to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF SECURITIES(1)

Re: 4.75% Senior Notes due 2015 (the “Securities”) of Genentech, Inc.

This certificate relates to $________________ principal amount of Securities owned in (check applicable box)

☐ book-entry or ☐ definitive form by                                                                                    (the “Transferor”).

The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities of the Indenture dated as of July 18, 2005 between Genentech, Inc. and The Bank of New York Trust Company, N.A. (the “Indenture”), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

☐ Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

☐ Such Security is being acquired for the Transferor’s own account, without transfer.

☐ Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

☐ Such Security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer”, in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

☐ Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) (“Rule 144”) under the Securities Act.

☐ Such Security is being transferred inside the United States to an institutional “Accredited Investor” within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

[1]	This certificate should only be included if this Security is a restricted Security.

☐ Such Security is being transferred outside the United States in an offshore transaction (as that term is defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act.

(Insert Name of Transferor)

By:

Date:

Annex C Form of 5.25% Senior Notes due 2035

[Face of Note]

[GLOBAL LEGEND]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

[TRANSFER RESTRICTED LEGEND]

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, PLEDGED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, REOFFER, PLEDGE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE

PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATIONS REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

CUSIP/CINS __________

5.25% Senior Notes due 2035 (the “Notes”)

No. ___	$____________

GENENTECH, INC.

promises to pay to CEDE & CO. or registered assigns, the principal sum of ____________________ [if this Note is a Global Security, then insert — (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes of this Series, shall not exceed $500,000,000) by adjustments made on the records of the Trustee in accordance with the Indenture)] on July 15, 2035.

Interest Payment Dates:	January 15 and July 15
Record Dates:	January 1 and July 1
Dated:	_____________

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GENENTECH, INC.

By:

Name: Title:
By:

Name: Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
     as Trustee

By:

Authorized Officer

[Back of Note]
5.25% SENIOR NOTES DUE 2035

     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     (1) INTEREST. Genentech, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.25% per annum from July 18, 2005 until maturity and shall pay the Registration Default Damages (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 8 of the Registration Rights Agreement referred to below. The Company will pay interest and Registration Default Damages, if any, semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be January 15, 2006; provided further that after July 18, 2005, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. In the event that any Interest Payment Date or Maturity date is not a Business Day, then the payment will be made on the next Business Day without additional interest and with the same effect as if it were made on the originally scheduled date. Interest on the Notes (including Registration Default Damages) shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Registration Default Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 immediately prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Registration Default Damages, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee or its affiliate in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Registration Default Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment will be in the currency of the United States of America.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     (4) INDENTURE. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Officers’ Certificate dated July 18, 2005 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

     (5) OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to (i) the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 20 basis points, plus (ii) accrued interest to the Redemption Date. The Company will set forth the redemption price in an Officers’ Certificate delivered to the Trustee no later than 5:00 p.m., New York City time, on the second Business Day preceding the Redemption Date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

     (6) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

     (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. The Company shall give the notice to the Trustee at least 10 days before the Company mails the notice of redemption to each Holder as described in the Indenture (or such shorter notice as may be acceptable to the Trustee).

     (8) DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

     (9) RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

     (10) FURTHER ISSUES. The Company may, from time to time, without the consent of the Holders of the Notes, issue additional securities having the same ranking and the same interest rate, maturity and other terms as this Note except for the issue price and issue date and, in some cases, the first Interest Payment Date (the “Additional Notes”). Any such Additional Notes will, together with the Notes then outstanding, constitute a single class of Notes under the Indenture. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

     (11) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (12) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

     (13) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to evidence the succession of another person to the company and assumption by an such successor of the covenants of the Company of the covenants herein and in the Notes, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that does not adversely affect the rights of any holder of the Notes, including any change to conform the Indenture to the offering memorandum, to provide for the issuance of an establish the form and terms and conditions of any Notes of any series as permitted under the Indenture, to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture necessary to provide for or facilitate the administration of the trusts by more than one trustee, and to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

     (14) DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

     (15) TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

     (16) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

     (17) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (18) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     (19) REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of July 18, 2005, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

     (20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders.

No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

     (21) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080-4990
Attention: Investor Relations

ASSIGNMENT FORM

     To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code.)

And irrevocably appoint                                                                                                                          to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF SECURITIES(3)

Re: 5.25% Senior Notes due 2035 (the “Securities”) of Genentech, Inc.

This certificate relates to $________________ principal amount of Securities owned in (check applicable box)

☐ book-entry or  ☐ definitive form by _____________________ (the “Transferor”).

The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities of the Indenture dated as of July 18, 2005 between Genentech, Inc. and The Bank of New York Trust Company, N.A. (the “Indenture”), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

☐ Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

☐ Such Security is being acquired for the Transferor’s own account, without transfer.

☐ Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

☐ Such Security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer”, in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

☐ Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) (“Rule 144”) under the Securities Act.

☐ Such Security is being transferred inside the United States to an institutional “Accredited Investor” within the meaning of subparagraph (A)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

☐ Such Security is being transferred outside the United States in an offshore transaction (as that term is defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act.

[3]	This certificate should only be included if this Security is a restricted Security.

(Insert Name of Transferor)

By:

Date:

EXHIBIT A — Form of
Restricted Notes Certificate

RESTRICTED SECURITIES CERTIFICATE

The Bank of New York Trust Company, N.A.
700 South Flower Street
Suite 500
Los Angeles, CA 90017
Attention: Institutional Trust Services

  Re: ___% Senior Notes due 20___ of Genentech, Inc. (the “Notes”)

     Reference is hereby made to the Indenture, dated as of July 18, 2005, between the Genentech, Inc. (the “Company”) and The Bank of New York Trust Company, N.A., as Trustee, as supplemented by an Officers’ Certificate, dated July 18, 2005 (as supplemented, the “Indenture”). Terms used but not defined herein and defined in Regulation S or Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) or in the Indenture shall have the meanings given to them in Regulation S or Rule 144 or the Indenture, as the case may be.

     This certificate relates to U.S. $______ principal amount of the Company’s ___% Senior Notes due 20___, which are evidenced by the following certificate(s) (the “Specified Notes”):

     CUSIP [ISIN] No(s).

     CERTIFICATE No(s).

The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner.” If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Notes be transferred to a person (the “Transferee”) who will take delivery in the form of a Restricted Note or an interest in a Restricted Global Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective Registration Statement under the Securities Act, (i) the Owner is not a U.S. person and (ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

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     If the transfer is being effected in accordance with Rule 144A:

(a)	the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer;

(b)	the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

(c)	the Specified Notes are being transferred in compliance with any applicable blue sky securities law of all applicable states of the United States.

If the transfer is being effected pursuant to Rule 144:

(a)	the transfer is occurring:

                         (i) after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                         (ii) after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company; and

(b)	the Specified Notes are being transferred in compliance with any applicable “blue sky” securities laws of all applicable states of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in the Restricted Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the Restricted Global Notes pursuant to the Indenture and the Securities Act.

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     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers under the Purchase Agreement.

Dated:
(Print the name of the Undersigned, as such term is defined in the second subsection of this certificate.)

By:		*

Name:

Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

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Exhibit B — Resolutions

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